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                                                                  EXHIBIT 10.118


                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "Agreement") is made and entered into as of the 30th day of June, 1997, by and among Concord General Corporation, a California corporation ("Concord"), JBW & Co., Inc., a California corporation ("JBW"), Classic Fire & Marine Insurance Company, an Indiana insurance corporation ("Classic") (Concord, JBW and Classic sometimes hereinafter are referred to collectively as the "JBW Parties"), Alpine Insurance Company, an Illinois insurance corporation ("Alpine"), TCO Holdings, Inc., a Delaware corporation ("TCO") and Katten Muchin & Zavis ("Escrow Agent").

                                    RECITALS

         WHEREAS, the JBW Parties, Alpine and TCO have entered into that certain JBW Restructuring Agreement (the "JBW Agreement"), dated June 30, 1997, pursuant to which Alpine will transfer to the JBW Parties that certain Secured Promissory Note dated December 31, 1995 (the "JBW Note"), currently held by Alpine, in exchange for an assignment by Concord of its rights under that certain promissory note dated October 19, 1994 made by Par Mee Development Corporation (the "Par Mee Note");

         WHEREAS, pursuant to the terms of the JBW Agreement, the parties are required to deposit in escrow certain payments made pursuant to the Par Mee Note (the "Escrowed Funds"), which Escrowed Funds shall remain in escrow for the periods described in Sections 3, 4 and 7 of the JBW Agreement; and

         WHEREAS, the JBW Parties, Alpine and TCO wish to retain the services of Escrow Agent in connection with the escrow, and Escrow Agent is willing to accept such engagement, all on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants of the parties set forth herein and in the JBW Agreement, the parties hereto agree as follows:

1. Definition of Terms. Terms not otherwise defined herein shall have the meaning ascribed to such terms in the JBW Agreement.

2. Purpose of Agreement. The JBW Parties, Alpine and TCO represent that the JBW Agreement has been executed, and covenant that the Escrowed Funds have been or will be deposited with the Escrow Agent pursuant to Sections 3 and 7 of the JBW Agreement.

3. Appointment and Acceptance of Escrow Agent. The JBW Parties, Alpine and TCO hereby nominate and appoint the law firm of Katten Muchin & Zavis ("KMZ") as Escrow Agent to hold and disburse any Escrowed Funds delivered to it hereunder. KMZ hereby accepts such appointment upon the terms and conditions hereinafter set forth.

4. Deposit of Escrowed Funds. Throughout the term of this Agreement, any payments received by any party pursuant to the Par Mee Note shall be delivered to the Escrow Agent for deposit in escrow pursuant to the provisions of this Agreement. Such delivery shall be made in a form and to an account


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specified by the Escrow Agent.  The Escrow Agent shall accept delivery of the
Escrowed Funds and hold the Escrowed Funds until such funds are distributed in accordance with the terms hereof.

5. Purchase Agreement Not Limited by this Agreement. This Agreement and the deposit of the Escrowed Funds with the Escrow Agent are without prejudice to, and are not in limitation of, any rights or obligations of the JBW Parties, Alpine or TCO in respect of any of the covenants, representations or warranties of such parties contained in the JBW Agreement.

6. Maintenance of Escrowed Funds. Escrow Agent shall deposit the Escrowed Funds in an interest-bearing account with a federally insured institution. The interest earned on such Escrowed Funds shall be distributed at the same time as the Escrowed Funds are delivered pursuant to Section 7 or 8 hereof.

7. Release of Escrowed Funds. The Escrowed Funds (including any interest earned thereon) shall be released to Alpine, upon written notice by Alpine to Escrow Agent, on the closing of the transactions described in the JBW Agreement. If notice of such closing has not been received by Escrow Agent by November 15, 1997 (or such later date of which Alpine and Concord jointly notify Escrow Agent in writing), Escrow Agent shall release the Escrowed Funds (including any interest earned thereon) to Concord on the following business day. Such Escrowed Funds and any interest thereon shall be transferred by Escrow Agent to an account designated in writing by the party entitled thereto.

8. No Encumbrance. Except as expressly provided herein or in the JBW Agreement, no Escrowed Funds, or any beneficial interest therein, may be pledged, assigned or transferred (including by operation of law) by any party to this Agreement or may be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any party to this Agreement prior to the release or return of the Escrowed Funds by the Escrow Agent pursuant to this Agreement.

9. Termination of Escrow. This Agreement and the duties of Escrow Agent hereunder shall terminate upon the release or return of all property held by Escrow Agent under and pursuant to this Agreement.

10. Escrow Agent's Liability. Escrow Agent undertakes to perform only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against Escrow Agent. Escrow Agent may act upon any instrument, certificate, opinion or other writing believed by it in good faith and without gross negligence to be genuine, and shall not be liable in connection with the performance by it of its duties pursuant to the provisions of this Agreement, except for its own bad faith, gross negligence or wilful misconduct.

11. Escrow Agent's Fees and Expenses. All fees, costs and expenses associated with the performance by Escrow Agent of its duties hereunder shall be payable solely by Alpine.

12. Resignation of Escrow Agent. The Escrow Agent may resign at any time upon thirty (30) days' prior written notice to the other parties to this Agreement. In the event of Escrow Agent's resignation, Alpine shall name a successor escrow agent which is acceptable to the other parties to this Agreement, such approval of a successor escrow agent not to be unreasonably withheld. Such successor escrow agent shall accept its appointment as such by executing and delivering to the parties to this Agreement an appropriate instrument of acceptance, and thereupon the resignation of Escrow Agent shall become effective and such successor escrow agent, without any further act or instrument, shall become the Escrow Agent and be vested with all of the rights and obligations of its predecessor, as if originally





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named as Escrow Agent herein.  The predecessor Escrow Agent agrees that on request of the other parties to this Agreement or the successor escrow agent, it shall execute and deliver an instrument to pay over to the successor escrow agent the Escrowed Funds and all interest thereon which are held pursuant to this Agreement.

13. Successors. The obligations imposed and the rights conferred by this Agreement shall be binding upon and inure to the benefit of the respective heirs (including estates), successors and assigns of the parties hereto.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of law.

15. Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement between the parties hereto with respect to the transactions contemplated herein. Notwithstanding the foregoing, this Agreement shall not supersede, amend or in any way affect the JBW Agreement or any other document relating to the transaction governed thereunder.

16. Amendment. Except as otherwise set forth herein, this Agreement cannot be terminated, altered or amended except pursuant to an instrument in writing signed by all of the parties to this Agreement.

17. Enforceability. If any provision of the Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were amended to the minimum extent necessary to render it valid and fully enforceable under applicable law.

18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

19. Notices. Any directions, notices or other communication required to be sent or given hereunder by any of the parties shall in every case be in writing and shall be deemed properly served if (a) delivered personally, (b) sent by registered or certified mail, in all such cases with first class postage prepaid, return receipt requested, (c) delivered by a recognized overnight courier service, or (d) sent by facsimile transmission to the parties at the addresses or facsimile numbers set forth in the JBW Agreement, or at such other addresses as are furnished in writing in the manner described therein, and if to the Escrow Agent addressed to: Katten Muchin & Zavis, 525 W. Monroe Street, Suite 1600, Chicago, Illinois 60661, Attention: Ms. Beth Deverman. Date of service of such notice shall be (w) the date such notice is personally delivered, (x) three days after the date of mailing if sent by certified or registered mail, (y) one day after the date of deposit with the overnight courier if sent by overnight courier or (z) upon receipt of confirmation of receipt of transmission by facsimile.

20. Section Headings. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.





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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       CONCORD GENERAL CORPORATION


                                       By:      /s/ Bruce A. Ricci
                                               --------------------------------
                                       Name:    Bruce A. Ricci
                                            -----------------------------------
                                       Title:
                                               --------------------------------



                                       JBW & CO., INC.

                                       By:      /s/ Thomas Thie
                                               --------------------------------
                                       Name:    Thomas Thie
                                            -----------------------------------
                                       Title:   President
                                               --------------------------------



                                       TCO HOLDINGS, INC.


                                       By:      /s/ Richard G. Kersten
                                               --------------------------------
                                       Name:    Richard G. Kersten
                                            -----------------------------------
                                       Title:   Secretary/General Counsel
                                               --------------------------------


                                       ALPINE INSURANCE COMPANY


                                       By:      /s/ Richard G. Kersten
                                               --------------------------------
                                       Name:    Richard G. Kersten
                                            -----------------------------------
                                       Title:   Secretary/General Counsel
                                               --------------------------------


                                       KATTEN MUCHIN & ZAVIS

                                       By:     /s/ Lori Meehan, Partner
                                               --------------------------------
                                       Name:       Lori Meehan
                                            -----------------------------------



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